Exhibit 10.4 PERFORMANCE SHARE AGREEMENT This PERFORMANCE SHARE AGREEMENT (this “Agreement”), dated as of May 6, 2021 (the “Grant Date”), is between ZEBRA TECHNOLOGIES CORPORATION, a Delaware corporation (the “Company”), and Anders Gustafsson (the “Participant”). This Agreement evidences an Award being granted to the Participant under the Zebra Technologies Corporation 2018 Long-Term Incentive Plan, as amended (the “Plan”) in the form of Performance Shares (as defined in Section 2.29 of the Plan). Capitalized terms used in this Agreement without definitions shall have the meanings ascribed to such terms in the Plan. 1. Grant of Performance Shares. (a) Grant. Subject to the provisions of this Agreement and pursuant to the provisions of the Plan, the Company hereby grants to the Participant as of the Grant Date [___] Performance Shares (the “Target Number of Performance Shares”). Zero percent (0%) to two hundred percent (200%) of the Target Number of Performance Shares may be earned based on the Company’s results in accordance with Exhibit A. This Agreement shall be null and void unless the Participant accepts this Agreement by either (i) electronically accepting this Agreement through the Company’s electronic delivery and acceptance process operated by Merrill Lynch or (ii) executing this Agreement in the space provided below and returning it to the Company, in each case not later than June 25, 2021. (b) Non-transferability. Except as otherwise permitted under the Plan or this Agreement, the Performance Shares granted hereunder shall be non-transferable by the Participant during the Vesting Period set forth under Section 2 of this Agreement. 2. Vesting. (a) Vesting Period. Subject to Section 2(b) below, the percentage of Target Number of Performance Shares that have been earned in accordance with Exhibit A shall become vested and non-forfeitable on the third anniversary of the Grant Date (the “Vesting Period”), provided that the Participant is then employed by the Company or one of its Subsidiaries. (b) Additional Rules for Early Employment Termination. Notwithstanding Section 2(a) or the Employment Agreement between the Company and the Participant effective as of September 4, 2007, as amended (the “Employment Agreement”), and unless otherwise determined by the Board of Directors of the Company or the Compensation Committee of the Board of Directors, the Performance Shares shall be subject to the following additional rules in the following circumstances: (i) Death or Disability. If the Participant terminates employment with the Company and/or any Subsidiary due to death or Disability prior to the last day of the Vesting Period, the number of Performance Shares that becomes payable under Section 3 is determined as follows:

A. If the Participant terminates employment with the Company due to death or a Disability that also qualifies as a “disability” within the meaning of Treas. Reg. Section 1.409A-3(i)(4) (a “Section 409A Disability”), and such employment termination occurs prior to December 31, 2023, then the number of earned and vested Performance Shares equals the greater of (x) the product of (1) the Target Number of Performance Shares multiplied by (2) the earned percentage as reported by the Company (determined in accordance with Exhibit A) on its financial statements when determining compensation expense under Generally Accepted Accounting Principles with respect to the Company’s performance over the Three- Year Performance Period (as defined in Exhibit A) as of the most recent quarter end prior to the effective date of the Participant’s termination of employment, or (y) the sum of the number of Performance Shares banked pursuant to Exhibit A as of the effective date of the Participant’s termination of employment. However, if the Participant terminates employment with the Company and its Subsidiaries due to death or a Section 409A Disability, and such employment termination occurs on or after December 31, 2023 and on or prior to the third anniversary of the Grant Date, then the number of earned and vested Performance Shares shall be as determined in accordance with Exhibit A, but in no event will be less than the sum of the number of Performance Shares banked as of December 31, 2023 with respect to any then completed Annual Performance Years pursuant to Exhibit A. B. If the Participant terminates employment with the Company or one of its Subsidiaries due to a Disability that is not a Section 409A Disability, then the number of earned and vested Performance Shares shall be as determined after the end of the Vesting Period in accordance with Exhibit A, but in no event will be less than the sum of the number of Performance Shares banked with respect to any then completed Annual Performance Years pursuant to Exhibit A. For purposes of this Agreement, “Disability” shall occur if the Participant is deemed disabled under the terms of the Employment Agreement. (ii) Retirement. In the event of the Participant’s Retirement prior to last day of the Vesting Period, a pro rata share of the Performance Shares shall become immediately vested. The pro rata share equals the product of (x) a fraction, the numerator of which is the number of days from but excluding the Grant Date and to and including the effective date of the Participant’s Retirement, and the denominator of which is 1,096 (but in no event can the fraction exceed 1.0), multiplied by the greater of (y) the Target Number of Performance Shares that is earned based on the Company’s results during the Three-Year Performance Period as determined under Exhibit A and (z) the number of Performance Shares banked based on the Company’s results during each completed Annual Performance Year pursuant to Exhibit A. For purposes of this Agreement, “Retire” and “Retirement” means the Participant’s termination of employment with the Company and/or any Subsidiary that meets or exceeds the Rule of 65; provided, however that continued vesting under this Section 2(b)(ii) shall not apply if grounds to terminate Participant’s employment for Cause existed at the time of termination (as determined by the Company in its sole discretion) either at the time of or following Participant’s termination of employment. The “Rule of 65” means the sum of the Participant’s age and years of continuous service with the Company (including its predecessors) equals or exceeds sixty-five (65), provided that the Participant must meet both a minimum age of fifty-five (55) and a minimum of five (5) years of continuous service. Only full years of age and completed months of service shall be counted towards meeting the Rule of 65. (iii) Good Reason or Termination by the Company or any Subsidiary other than for Cause. In the event the Participant’s employment with the Company and/or any Subsidiary is terminated by reason of the Participant’s resignation for Good Reason or by the Company and/or any Subsidiary other than for Cause prior to meeting the Rule of 65 set forth in Section 2(b)(ii) above and prior to the last day of the Vesting Period the number of Performance Shares that becomes payable under Section 3 shall be as determined under Section 2(b)(ii) above. For purposes of this Agreement, “Cause” and “Good Reason” have the meanings assigned to them in the Employment Agreement. (iv) Termination for Cause; Other Termination of Employment. In the event the Participant’s employment with the Company and/or any Subsidiary is terminated for any reason other than as provided in Section 2(b)(i), (ii) or (iii), including for Cause, any unvested Performance Shares as of the effective date of the Participant’s termination of employment shall immediately be forfeited without the requirement of any action by the Company. (v) Breach of Restrictive Covenants. Notwithstanding anything to the contrary in this Section 2(b), if the Participant at any time breaches any of the Restrictive Covenants (as defined in Section 6), including after employment termination, then the Performance Shares, whether previously vested or not, shall immediately be forfeited. 3. Settlement; Issuance of Shares. (a) No Share shall be issued to the Participant with respect to a Performance Share under this Agreement until it has become earned and vested under Section 2 above. For purposes of this Agreement, “Share” means a share of the Company’s Class A Common Stock, $0.01 par value per share. (i) If Performance Shares become earned and vested under Section 2(a), the Company shall issue a Share with respect to each such Performance Share within ninety (90) days after the end of the Vesting Period. (ii) If a Participant terminates employment before the end of the Vesting Period and becomes entitled to accelerated vesting of Performance Shares under Section 2(b)(i)(A) due to death or a Disability that also qualifies as a Section 409A Disability, then the Company shall issue a Share with respect to each such Performance Share within ninety (90) days after such termination of employment. If Performance Shares vest under Section 2(a)(i)(B) due to a Disability that is not a Section 409A Disability, then the Company shall issue Shares with respect to each such Performance Share as provided Section 2(a)(i) above.

(iii) If a Participant terminates employment under the circumstances described under either Section 2(b)(ii) or Section 2(b)(iii) other than during the twelve (12)-month period beginning on a Section 409A CIC as described in Section 3(a)(iv) below, then the Company shall issue a Share with respect to each such Performance Share on or within ninety (90) days after the end of the Vesting Period. (iv) Notwithstanding anything to the contrary in this Section 3(a), in the event that there is a Change in Control described in Section 9.8(a) of the Plan that is also a “change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation” within the meaning of Treas. Reg. Section 1.409A-3(i)(5) (a “Section 409A CIC”), and the Participant terminates employment with vested Performance Shares on or during the twelve (12) months after a Section 409A CIC, then the Company shall issue a Share with respect to each vested Performance Share then held by such Participant on or within ninety (90) days after such termination of employment. Issuance of Shares under vested Performance Shares shall in all events be subject to accelerated payment under Section 5(b) below and the requirements under Section 8 below. All earned and vested Performance Shares shall be settled solely with Shares, and not cash, notwithstanding anything to the contrary in the Plan; provided however, that fractional Shares shall be delivered solely in cash. (b) When Shares are delivered, the Company shall make a cash payment equal to the aggregate amount of cash dividends and other cash distributions that the Company would have paid to the Participant during the Vesting Period in respect of the Shares that are being delivered under this Section 3 had such Shares been issued to the Participant on the Grant Date, without interest. To the extent that the Performance Shares are forfeited prior to vesting, the right to receive such cash payments under this Section 3 shall also be forfeited. 4. Payment of Taxes. If the Company is obligated to withhold any tax due to a taxable event with respect to the Performance Shares, the Participant shall be required to promptly pay, or make arrangements satisfactory to the Company to pay, minimum required amounts for tax withholding to the Company consistent with Section 9.10 of the Plan. Alternatively, subject to approval by the Company in its sole discretion, the Participant may elect to withhold a portion of the Shares that become taxable equal to the minimum required withholding amount consistent with Section 9.10 of the Plan. If the Participant fails to timely comply with these requirements, the Company shall have the power and the right to deduct or withhold an amount from the Participant’s compensation, including Shares under vested Performance Shares, sufficient to satisfy all minimum required tax withholdings with respect to any taxable event arising with respect to the Performance Shares consistent with the requirements under Section 409A of the Code. The Participant acknowledges and agrees that the Participant is solely responsible for all taxes payment with respect to the Performance Shares and Shares and other amounts paid under them.

5. Change in Control. The following provisions shall apply in the event of a Change in Control notwithstanding any provision to the contrary in Section 2 or Section 3 of this Agreement or the Employment Agreement, and unless otherwise determined by the Board of Directors of the Company or the Compensation Committee of the Board of Directors, and in all events subject to the restrictions in Section 8 below. (a) If the Company or its successor terminates the Participant’s employment other than for Cause or the Participant resigns for Good Reason on or within twelve (12) months after certain Change in Control transactions under the circumstances set forth in Section 9.8(a) of the Plan, as in effect on the date hereof, then a pro rata share of the Performance Shares shall become fully and immediately vested on the effective date of the Participant’s termination of employment. The pro rata share equals the greater of 100% of the Target Number of Performance Shares or the percentage of the Target Number of Performance Shares earned based on actual performance under Exhibit A as of the time of the Change in Control as determined by the Committee. The vesting rules under this Section 5(a), and not Section 2(b)(ii) or Section 2(b)(iii), shall apply in the event that a Participant has met the Rule of 65 at the time of any such termination of employment. (b) The Target Number of Performance Shares or, if greater, the percentage of the Target Number of Performance Shares earned based on actual performance under Exhibit A as of the time of the Change in Control, as determined by the Committee, shall be become immediately vested if this Award is terminated on or after certain Change in Control transactions under the circumstances set forth in Section 9.8(b) of the Plan, as in effect on the date hereof. In the event that any Change in Control described in Section 9.8(b) is also a Section 409A CIC, payment with respect to any vested Performance Shares under this Section 5(b) shall be made within ten (10) days after any such Change in Control. A Change in Control described under this Section 5(b) that does not qualify for accelerated payment under the immediately preceding sentence shall be payable at the same time as is applicable to employees who continue employment with the Company or its Subsidiaries as described in Section 2(a) above. 6. Confidentiality, Non-Solicitation and Non-Compete. The Participant agrees, understands, and acknowledges that by executing this Agreement, the Participant shall be bound by, and shall abide by the restrictive covenants set forth in Appendix A of this Agreement (the “Restrictive Covenants”). The Participant further agrees, understands and acknowledges that the scope and duration of the Restrictive Covenants contained in this Agreement are reasonable and necessary to protect a legitimate, protectable interest of the Company and its Subsidiaries, and that the Committee, in its sole discretion, may require the Participant, as a condition to lapsing any restrictions on the Performance Shares, to acknowledge in writing that the Participant has not engaged, and is not in the process of engaging, in any of the activities described in this Section 6. 7. Right of Setoff; Recoupment. (a) Right of Setoff. The Company or any Subsidiary may, to the extent permitted by applicable law and which would not trigger tax under Section 409A of the Code, deduct from and set off against any amounts the Company or Subsidiary may owe to the Participant from time to time, including amounts payable in connection with this Agreement, owed as wages, fringe benefits, or other compensation owed to the Participant, such amounts as may be owed by the Participant to the Company or a Subsidiary, although the Participant shall remain liable for any part of the Participant’s payment obligation not satisfied through such deduction and setoff. By accepting any Performance Shares granted hereunder, the Participant agrees to any deduction or setoff under this Section 7(a). (b) Termination of this Agreement; Recoupment. The Agreement shall terminate automatically and be subject to clawback and recoupment on the date the Participant violates a Restrictive Covenant or commits an act of theft, embezzlement of funds or fraud involving money or property of the Company or any Subsidiary. Any outstanding Performance Shares, whether vested or unvested, shall terminate automatically as of the date of such violation of a Restrictive Covenant or commission of an act of theft, embezzlement or fraud and the Participant shall forfeit such Performance Shares. With respect to any Performance Shares that vested within the one-year period prior to the date of such violation of any Restrictive Covenant or commission of an act of theft, embezzlement or fraud, the Participant shall pay the Company, within forty-five (45) calendar days of receipt by the Participant of a written demand therefor, or pursuant to such other time frame as the Company, in its sole discretion, agrees to in writing with the Participant, an amount in cash determined by multiplying the number of such Performance Shares by the Fair Market Value of a Share on the date of such vesting. (c) Injunctive Action. The Participant acknowledges that if he or she violates the terms of Sections 6 or 7, the injury that would be suffered by the Company and/or a Subsidiary as a result of a breach of the provisions of this Agreement (including any Restrictive Covenant described in Section 6 or provision of Section 7(b)) would be irreparable and that an award of monetary damages to the Company and/or a Subsidiary for such a breach would be an inadequate remedy. Consequently, the Company and/or a Subsidiary will have the right, in addition to any other rights it may have, including the right to forfeiture and clawback under this Agreement, to obtain injunctive relief to restrain any breach or threatened breach or otherwise to specifically enforce any provision of this Agreement, and the Company and/or a Subsidiary will not be obligated to post bond or other security in seeking such relief. Without limiting the Company’s or Subsidiary’s rights under this Section 7 or any other remedies of the Company or a Subsidiary, if the Participant breaches any Restrictive Covenant described in Section 6 or the provisions of Section 7(b), the Company will have the right to cancel this Agreement. (d) Attorneys’ Fees. In addition to the rights available to the Company and its Subsidiaries under Sections 7(b) and (c), if the Participant violates the terms of Sections 6 or 7 at any time, the Company shall be entitled to reimbursement from the Participant of any fees and expenses (including attorneys’ fees) incurred by or on behalf of the Company or any Subsidiary in enforcing the Company’s or a Subsidiary’s rights under this Section 7. In addition to any injunctive relief sought under Section 7(c) and whether or not the Company or any Subsidiary elects to make any set-off in whole or in part, if the Company or any Subsidiary does not recover by means of set-off the full amount the Participant owes to the Company or any Subsidiary, calculated as set forth in this Section 7(d), the Participant agrees to immediately pay the unpaid balance to the Company or any Subsidiary. (e) Clawback Policy; Recoupment. Notwithstanding any other provision of this Agreement to the contrary, any Performance Shares granted under this Agreement (including any amounts or benefits arising or from or Shares issued with respect to such Performance Shares) shall be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of the Company’s clawback policy, as it may be amended from time to time (the “Policy”). The Participant agrees and consents to the Company’s application, implementation and enforcement of (i) the Policy or any similar policy established by the Company that may apply to the Participant and (ii) any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation, and expressly agrees that the Company may take such actions as are necessary to effectuate the Policy, any similar policy (as applicable to the Participant) or applicable law without further consent or action being required by the Participant. The Company’s rights under the Policy shall be in addition to, and not in substitution of, the Company’s rights under this Agreement or otherwise and, in all events, the terms of the Policy shall prevail to the extent that the terms of the Policy conflict with this Agreement or any other plan, program, agreement or arrangement. 8. Section 409A of the Code. (a) It is intended that this Agreement shall comply with Section 409A of the Code and any regulations and guidelines issued thereunder (collectively, “Section 409A”) to the extent this Agreement is subject thereto. This Agreement shall be interpreted on a basis consistent with such intent. (b) If any payments or benefits provided to the Participant under this Agreement are non-qualified deferred compensation subject to, and not exempt from, Section 409A, the following provisions shall apply to such payments and/or benefits: (i) For payments and benefits triggered by termination of employment, reference to the Participant’s “termination of employment” (and corollary terms) shall be construed to refer to the Participant’s “separation from service” (with such phrase determined under Treas. Reg. Section 1.409A-1(h), as uniformly applied by the Company) in tandem with the termination of employment. (ii) If a Participant has a “separation from service” (within the meaning of Treas. Reg. Section 1.409A-1(h)) and is deemed at that time to be a “specified employee” (within the meaning of Treas. Reg. Section 1.409A-l(i)), any payment in settlement of a Performance Share that is triggered by such separation from service shall not be made prior to the earlier of (i) the expiration of the six (6)-month period measured from the date of “separation from service” and (ii) the date of the Participant’s death as required to comply with Section 409A(a)(2)(B) of the Code. Any other payments shall be paid in accordance with the normal payment dates specified herein. Any settlement that is not triggered by a separation from service shall be unaffected by the six (6)-month delay rule. (iii) Each Performance Share shall be treated as a separate payment for purposes of Section 409A of the Code. Whenever a payment under this Agreement specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company. (i) Except as specifically permitted in this Agreement, no acceleration of the time or schedule of any payment may be made hereunder. Notwithstanding the foregoing, payments may be accelerated hereunder (without any direct or indirect election on the part of the Participant), in accordance with the provisions of Treas. Reg. Section 1.409A-3(j)(4), including to pay employment-related taxes under Section 4 due to the vesting of Performance Shares. (iv) Notwithstanding any other provision of this Agreement to the contrary, in no event shall any payment of deferred compensation be subject to offset by any other amount unless otherwise permitted by Section 409A. (c) If an amendment of this Agreement is necessary in order for it to comply with Section 409A, the Participant and the Company agree to negotiate in good faith to amend this Agreement in a manner that preserves the original intent of the parties to the extent reasonably possible. No action or failure by the Company in good faith to act, pursuant to this Section 8, shall subject the Company to any claim, liability, or expense, and the Company shall not have any obligation to indemnify or otherwise protect the Participant from the obligation to pay any taxes pursuant to Section 409A. The Company does not make any representations as to the personal income tax treatment of any payments or other benefits provided to the Participant. 9. Miscellaneous Provisions. (a) No Service or Employment Rights. No provision of this Agreement or of the Performance Shares granted hereunder shall give the Participant any right to continue in the service or employ of the Company or any Subsidiary, create any inference as to the length of employment or service of the Participant, affect the right of the Company or any Subsidiary to terminate the employment or service of the Participant, with or without Cause, or give the Participant any right to participate in any employee welfare or benefit plan or other program (other than the Plan) of the Company or any Subsidiary. (b) Plan Document Governs. The Performance Shares are granted pursuant to the Plan, and the Performance Shares and this Agreement are in all respects governed by the Plan and subject to all of the terms and provisions thereof, whether such terms and provisions are incorporated in this Agreement by reference or are expressly cited. Any inconsistency between this Agreement and the Plan shall be resolved in favor of the Plan. The Participant hereby acknowledges receipt of a copy of the Plan. (c) Administration. This Agreement and the rights of the Participant hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Agreement, all of which shall be binding upon the Participant. (d) No Vested Right in Future Awards. The Participant acknowledges and agrees (by accepting or executing this Agreement) that the granting of Performance Shares under this Agreement is made on a fully discretionary basis by the Company and that this Agreement does not lead to a vested right to further Performance Shares or other awards in the future. (e) Use of Personal Data. By accepting or executing this Agreement, the Participant acknowledges and agrees to the collection, use, processing and transfer of certain personal data, including his or her name, salary, nationality, job title, position and details of all past Awards and current Awards outstanding under the Plan (“Data”), for the purpose of managing and administering the Plan. The Participant is not obliged to consent to such collection, use, processing and transfer of personal data, but a refusal to provide such consent may affect his or her ability to participate in the Plan. The Company, or its Subsidiaries, may transfer Data among themselves or to third parties as necessary for the purpose of implementation, administration and management of the Plan. These various recipients of Data may be located elsewhere throughout the world. The Participant authorizes these various recipients of Data to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Plan. The Participant may, at any time, review Data with respect to the Participant and require any necessary amendments to such Data. The Participant may withdraw his or her consent to use Data herein by notifying the Company in writing; however, the Participant understands that by withdrawing his or her consent to use Data, the Participant may affect his or her ability to participate in the Plan. (f) Severability. If a provision of this Agreement is or becomes illegal, invalid or unenforceable in any jurisdiction then that provision is to be construed either by modifying it to the minimum extent necessary to make it enforceable (if permitted by law) or disregarding it (if not), and that shall not affect the validity or enforceability in that jurisdiction of any other provision of this Agreement; or the validity or enforceability in other jurisdictions of that or any other provision of this Agreement. (g) Waiver; Cumulative Rights. The failure or delay of either party to require performance by the other party of any provision hereof shall not affect its right to require performance of such provision unless and until such performance has been waived in writing. Each and every right hereunder is cumulative and may be exercised in part or in whole from time to time. (h) Notices. Any notice which either party hereto may be required or permitted to give the other shall be in writing and may be delivered personally or by mail, postage prepaid, addressed to the Corporate Secretary of the Company, at its then corporate headquarters, and the Participant at the Participant’s address (including any electronic mail address) as shown on the Company’s records, or to such other address as the Participant, by notice to the Company, may designate in writing from time to time. The Participant hereby consents to electronic delivery of any notices that may be made hereunder. (i) Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, but both of which shall constitute but one and the same instrument. (j) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon the Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant’s heirs, legal representatives and successors and no consent is required from the Participant for such assignment. (k) Securities Matters. Subject to Section 409A, the Company shall not be required to deliver any Shares until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied. (l) Change in Position. If the Company and/or its Subsidiaries changes the Participant’s position or title with the Company and its Subsidiaries, or transfers the Participant from one affiliate to another, this Agreement and my obligations hereunder will remain in force. (m) Governing Law. This Agreement and the Performance Shares granted hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to provisions thereof regarding conflict of laws. (n) Entire Agreement. This Agreement, together with the Plan, constitutes the entire obligation of the parties hereto with respect to the subject matter hereof and shall supersede any prior expressions of intent or understanding with respect to this transaction. (o) Amendment. Any amendment to this Agreement shall be in writing and signed by an executive officer of the Company or the Director of Compensation and Benefits. (p) Headings and Construction. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an officer thereunto duly authorized, and the Participant has electronically accepted this Agreement through the Company’s electronic delivery and acceptance process operated by Merrill Lynch or hereunto set his or her hand, all as of the day and year first above written. ZEBRA TECHNOLOGIES CORPORATION By: Name: Jeffrey Schmitz Title: Chief Human Resources Officer and Chief Marketing Officer